SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 16, 2000



                            AmeriVest Properties Inc.
                           -------------------------
             (Exact name of registrant as specified in its charter)



          Maryland                   1-14462                     84-1240264
          --------                   -------                     ----------
(State or other jurisdiction     (Commission File              (IRS Employer
of incorporation)                    Number)                 Identification No.)



              1800 Glenarm Place, Suite 500, Denver, Colorado 80202
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 297-1800
                                                            -------------

Item 7.  Financial Statements And Exhibits.
         ---------------------------------

     (c) Exhibit 99.1 - Materials to be presented to analysts on November 16, 2000.

Item 9.  Regulation FD Disclosure.
         ------------------------

     The materials attached as Exhibit 99.1 will be presented during a meeting with analysts scheduled to occur at or after approximately 9:00 a.m., Denver, Colorado time, on November 16, 2000.

     In accordance with General instruction B.2. of Form 8-K, the information in this report (including the exhibit) shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. This report does not constitute a determination of whether any information included in this report is material.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 15, 2000                    AMERIVEST PROPERTIES INC.



                                            By: /s/  D. Scott Ikenberry
                                                --------------------------------
                                                D. Scott Ikenberry
                                                Chief Financial Officer


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